UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder

DTF Tax-Free Income Inc.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

Lawrence R. Hamilton

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

2

LETTER TO

SHAREHOLDERS

June 18, 2010

Dear Fellow Shareholders,

The Current Municipal Market Environment and Your Fund:

After a tumultuous 2008, its most difficult year in many decades, the municipal bond market has markedly improved. Driving this powerful rebound is the Build America Bond Program, the ability of issuers to access the capital markets at very favorable costs, and strong inflows of cash into municipal bond mutual funds. The high cash flows from fund investors have served to push interest rates lower and prices higher for all types of municipal bonds, especially those securities issued with lower credit ratings. With the prospect of higher taxes and investors looking to diversify their risk beyond the equity market, demand for tax-exempt bonds is expected to remain steady as we move through the year.

About the same time that investor interest in the municipal market began to recover, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (also called the “Stimulus Act”). A very important feature of this act was the establishment of the Build America Bond program (known as BABs in the municipal bond market). BABs allow issuers an alternative to the tax-exempt market for financing infrastructure development. BABs are taxable municipal bonds, but the issuer receives a 35% subsidy for the cost of interest from the Federal Government. So, after factoring in the 35% interest cost subsidy to the issuer, the cost of capital for bonds issued to date has been well below what the issuers would have paid in the tax-exempt marketplace. So far, the program has generated over $100 billion of issuance. The general effect of this program has been a demand driven overall improvement in the price of most municipal bonds, since this issuance would previously have come to the market as tax-exempt debt. Issuers are enjoying a much lower cost of capital on both BAB issues and tax-exempt issues due to the great success of this program. The BAB program is officially set to expire on December 31, 2010, but Congress is currently working on legislation to extend the program beyond 2010. Congress will need to weigh the benefits the program provides to municipalities and the economy through lower financing costs and job creation against the increasing costs to taxpayers. What the program will look like next year is now being debated. However, most industry observers believe the program will likely see a lower subsidy rate with an extension of the program for two to three additional years.

Despite the tailwinds the market has enjoyed over the past year, ongoing concerns persist over difficult state and local fiscal conditions. There is also added uncertainty surrounding the debt markets as several countries in Europe struggle with high levels of debt. As investors move through the balance of 2010, they will be closely monitoring the financial health of municipal issuers struggling with lower revenues due to declines in sales tax and income tax receipts as well as the prospect of lower federal and state financial support. Headline reports challenging the fiscal soundness of future retirement benefits along with sizable budget deficits still being reported throughout the country could derail the strong municipal valuation momentum, especially if fiscal conditions do not improve. The European debt crisis could also impact municipal bonds. To the extent the problems plaguing Greece and other Euro-zone economies, namely increasing debt costs and growing fiscal imbalances, spread to other European countries, the U.S. economic rebound could stall, thereby putting further strain on the municipal bond market. In addition to European fiscal challenges, factors that could influence the municipal bond market as we move forward into the second half of 2010 include: the possibility of further actions by the Federal Government, the ongoing health of the U.S. economy and its labor markets, potential changes to the Build America bond program, the performance of equity markets and potential changes to current tax laws.

In an effort to achieve the Fund’s objective of providing our shareholders with a steady stream of tax-exempt income that is consistent with the preservation of the Fund’s capital, we continue to emphasize higher quality bonds in a diversified portfolio in this volatile and still very uncertain market. The Fund currently has an average quality rating of AA, with approximately 68% of its issues rated AA or higher. The Fund is well diversified between many sectors with water and sewer, pre-refunded bonds and electric utility issues representing the Fund’s largest exposures. Additionally, the Fund is well diversified geographically with exposure to 27 states and Puerto Rico. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may occur from future Federal Reserve actions.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to its Lipper peer group and the Barclays Capital Municipal Bond Index for one, three, five and ten year periods:

	ANNUALIZED TOTAL RETURN
	(04/30/10) [1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	11.8%	4.6%	4.0%	6.3%
DTF Fund (Share Price)[3]	24.6	5.1	4.8	7.0
Lipper Peer Group Average Return (NAV)[4]	22.8	2.5	3.8	6.4
Barclays Capital Municipal Bond Index[5]	8.9	4.9	4.5	5.8

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 04/30/2010 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange (NYSE) using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 04/30/2010 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4. Source: Lipper Inc. General Municipal Debt Funds (Leveraged) peer group average return.

5. Source: Barclays Capital.

As of April 30, 2010, the fund was paying a 72-cent annualized dividend with a share price of $15.09. The Fund has increased its monthly common dividend by 20% since March of 2009 despite the many challenges facing the municipal bond market. This higher monthly dividend translated into a taxable equivalent current yield of 7.34% for an individual in the 35% federal tax bracket on April 30, 2010. This was approximately 365 basis points higher than the yield that was available on a 10-year taxable U.S. Treasury note.

We continue to use Remarketed Preferred (RP) shares as a form of leverage to increase the tax-free income earning capability of the Fund. Despite the market illiquidity that has been impacting all closed-end fund RP shares since February 2008, common shareholders have benefited from an unusually steep municipal yield curve that has allowed the Fund to maintain its RP-based leverage at a very low rate while re-investing the proceeds into much higher-yielding longer-term bonds. In fact, the two dividend increases that were announced in 2009 were aided by the historically low cost of the Fund’s RP leverage that persisted throughout the year. If this positive interest rate spread environment continues, the Board of Directors will consider further increases in our monthly dividend, balanced by the desire for a level of stability in the dividend being paid to our shareholders on an ongoing basis.

Unfortunately, we do not believe that the large positive interest rate spread that the Fund is now earning on its assets relative to the historically low cost of its leverage will continue indefinitely. Rather, we expect the benefits that the RP-based leverage is now providing to diminish as short term interest rates rise in response to a strengthening in overall economic activity.

On page nine of this Semi-Annual Report to Shareholders, undistributed net investment income is reflected in the footnote to the Statements of Changes in Net Assets. This tax-free income has been earned but has not yet been distributed to shareholders and can help to maintain a steady dividend stream for a period of time in the future despite an environment of rising leverage costs. The Board of Directors will continue to take these factors into consideration in determining a sustainable level of monthly dividends.

We continue to assess the developments that are shaping tax-free interest rates and investment conditions. Thank you for your investment in the DTF Tax-Free Income Fund.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

As of 4/30/2010 (Unaudited)

Principal Amount (000)		Description (a)	Value (Note 1)
		LONG-TERM INVESTMENTS—144.2%
		Arizona—1.6%
		Arizona St. Trans Brd. Hwy. Rev.,
$2,000		5.00%, 7/1/30, Ser. B	$2,135,220

		California—22.0%
		Bay Area Toll Auth. Rev.,
2,000		5.125%, 4/1/39, Ser. F-1	2,077,520
		California St. Gen. Oblig.,
500		5.50%, 3/1/26	527,275
1,000		6.00%, 4/1/38	1,088,470
500		5.50%, 3/1/40	518,020
		California Statewide Communities Dev. Auth. Rev.,
2,000		5.75%, 7/1/47, FGIC	2,032,780
		Fresno Swr. Rev.
2,000		6.25%, 9/1/14, Ser. A-1, AMBAC	2,199,500
		Golden State Tobacco Securitization Corp. Rev.,
3,000		5.75%, 6/1/47, Ser. A-1	2,300,700
		Los Angeles Wastewtr. Sys. Rev.,
2,000		5.00%, 6/1/26, Ser. A, NRE	2,090,160
		Los Angeles Dept. Wtr. & Pwr. Rev.,
1,000		5.25%, 7/1/21, Ser. A-A-1, AGM	1,039,010
1,000		5.375%, 7/1/21, Ser. A-A-2, NRE	1,045,990
		Pomona Sngl. Fam. Mtge. Rev.,
220	(b)	7.375%, 8/1/10, Ser. B, Escrowed to maturity	223,351
		Riverside Cnty. Sngl. Fam. Rev.,
2,500	(b)	7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,439,300
		San Bernardino Cnty. Residential Mtge. Rev.,
7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	10,868,514
		Saratoga Unified Sch. Dist., Gen. Oblig.
1,040		Zero Coupon, 9/1/20, Ser. A, FGIC / NRE	651,726

			30,102,316

		Connecticut—1.7%
		Connecticut St. Health & Edl. Facs. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. C, RAD	897,550
		Mashantucket Western Pequot Tribe Spl. Rev., 144A,
2,500	(c)	5.75%, 9/1/18, Ser. B	1,354,850

			2,252,400

Principal Amount (000)		Description (a)	Value (Note 1)
		District of Columbia—2.7%
		District of Columbia Income Tax Rev.,
$1,000		5.00%, 12/1/31, Ser. A	$1,064,340
		District of Columbia Wtr. & Swr. Auth. Rev.,
1,500		5.00%, 10/1/33, FGIC / NRE	1,541,865
		Metropolitan Washington DC Airport
1,000		5.00%, 10/1/18, Ser. A, AGM / AMBAC	1,060,780

			3,666,985

		Florida—8.3%
		Broward Cnty. Port Fac. Rev.,
1,500		6.00%, 9/1/23, Ser. A	1,649,100
		Escambia Cnty. Hlth. Fac. Auth. Rev.,
1,000		6.00%, 8/15/36	1,000,650
		Florida Mun. Ln. Council Rev.,
2,210		5.375%, 8/1/20, Ser. B, NRE	2,393,894
		Florida St. Bd. of Ed. Gen. Oblig.,
2,000		5.00%, 6/1/21, Ser. A	2,196,420
		Highlands Cnty. Hlth. Fac. Auth. Rev.,
70	(b)	5.125%, 11/15/32, Ser. G Prerefunded 11/15/16 @ $100	81,346
1,930		5.125%, 11/15/32, Ser. G	1,932,606
		Orlando and Orange Cnty. Expwy. Auth. Rev.,
2,000		5.00%, 7/1/35, Ser. B, BHAC / AMBAC	2,026,160

			11,280,176

		Georgia—11.5%
		Atlanta Wtr. & Wastewtr. Rev., Ser. A,
2,385		5.00%, 11/1/29, FGIC / NRE	2,326,972
715		5.00%, 11/1/38, FGIC / NRE	696,975
		Fulton Cnty. Sch. Dist., Gen. Oblig.
2,000		5.375%, 1/1/16	2,330,860
		Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
145	(b)	6.40%, 1/1/13, Escrowed to maturity	157,047
2,440		6.40%, 1/1/13, AMBAC	2,625,074
30	(b)	6.40%, 1/1/13 Prerefunded 1/1/11 @ $100	31,222
		Georgia Mun. Elec. Auth. Pwr. Rev.,
5,500		6.50%, 1/1/20, Ser. X, AMBAC	6,502,320
		Metro. Atlanta Rapid Tran. Auth. Rev.,
1,000		5.00%, 7/1/39, Ser. 3	1,052,520

			15,722,990

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Idaho—0.2%
		Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Rev.,
$130		6.65%, 7/1/14, Ser. B	$134,128
93		6.60%, 7/1/27, Ser. B	93,565

			227,693

		Illinois—7.4%
		Chicago Bd. of Ed. Gen. Oblig.,
1,000		5.50%, 12/1/30, Ser. A, AMBAC	1,120,320
		Chicago Gen. Oblig.,
1,415		6.25%, 1/1/11, AMBAC	1,470,963
		Chicago Multi-Family Hsg. Rev.,
500		4.90%, 3/20/44, FHA	487,860
		Chicago Park Dist., Gen. Oblig.,
1,000		5.00%, 1/1/27, Ser. A, AMBAC	1,034,890
		Illinois Fin. Auth. Education Rev.,
1,000	(b)	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100	1,189,140
		Illinois Fin. Auth. Rev.,
1,000		6.00%, 8/15/38, Ser. A	1,001,360
		Illinois St. Gen. Oblig.,
2,000		5.50%, 1/1/29	2,223,760
		Illinois St. Toll Hwy. Auth. Rev.,
1,500		5.50%, 1/1/33, Ser. B	1,629,705

			10,157,998

		Indiana—8.0%
		Indiana Fin. Auth. Hospital Rev.,
1,000		5.875%, 5/1/29, Ser. A	1,022,300
		Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
5,000		6.00%, 1/1/13, Ser. B, NRE	5,575,300
		Indianapolis Local Pub. Impvt. Bond Bank Rev.,
2,100	(b)	5.25%, 7/1/33, Ser. A Prerefunded 7/1/12 @ $100	2,295,321
2,000		5.00%, 2/1/38, Ser. A	2,094,860

			10,987,781

		Kentucky—1.4%
		Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
1,895		5.00%, 5/15/30, Ser. A, FGIC / NRE	1,895,834

		Maryland—1.6%
		Maryland St. Trans. Auth. Rev.,
2,000		5.00%, 7/1/37, AGM	2,116,660

		Massachusetts—9.6%
		Massachusetts Bay Trans. Auth. Rev.,
3,000		5.50%, 7/1/29, Ser. B, NRE	3,571,440
		Massachusetts St. College Bldg. Auth. Rev.,
2,000		5.00%, 5/1/40, Ser. B	2,091,320

Principal Amount (000)		Description (a)	Value (Note 1)
		Massachusetts St. Dev. Finance Agency, Solid Waste Disp. Rev.
$1,500		5.00%, 2/1/36	$1,375,995
		Massachusetts St. Gen. Oblig.,
1,000		5.50%, 8/1/30, Ser. A, AMBAC	1,185,180
		Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
2,355		5.125%, 1/1/23, Ser. B, NRE	2,359,404
2,500		4.75%, 1/1/34, Ser. A, AMBAC	2,504,325

			13,087,664

		Michigan—3.3%
		Detroit Gen. Oblig.,
500		5.25%, 11/1/35	500,000
		Detroit Wtr. Supply Sys. Rev., Ser. A,
2,000	(b)	5.50%, 7/1/24, Prerefunded 7/1/11 @ $100	2,116,440
2,000		5.00%, 7/1/30, FGIC / NRE	1,950,240

			4,566,680

		Nebraska—3.2%
		Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
1,270	(b)	6.15%, 2/1/12 Escrowed to maturity	1,352,398
2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,952,700

			4,305,098

		Nevada—2.6%
		Las Vegas Valley Wtr. Dist., Gen. Oblig.,
1,400		5.00%, 6/1/25, Ser. B, NRE	1,458,828
		Nevada St. Gen. Oblig.,
2,000		5.00%, 12/1/24, Ser. F, AGM	2,089,280

			3,548,108

		New Jersey—4.8%
		New Jersey Econ. Dev. Auth. Rev.,
1,025		4.95%, 3/1/47	917,283
		New Jersey St. Gen. Oblig.,
2,000		5.25%, 7/1/17, Ser. H	2,319,020
		New Jersey St. Tpk. Auth. Rev.,
1,000		5.00%, 1/1/36, Ser. H	1,030,430
		New Jersey Trans. Trust Fund Auth. Rev.,
2,000		5.25%, 12/15/22, Ser. A	2,212,540

			6,479,273

		New York—8.5%
		Albany Industrial Dev. Agy. Rev.,
1,000		5.00%, 4/1/32, Ser. A	852,910
		Long Island Pwr. Auth. Elec. Sys. Rev.,
800		5.00%, 12/1/35, Ser. B	812,968
		Metro. Trans. Auth. Rev.,
1,000		5.25%, 11/15/31, Ser. A, FGIC / NRE	1,021,170

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
$5,000	(b)	5.00%, 6/15/29, Ser. B Prerefunded 6/15/10 @ $100	$5,029,500
		New York St. Dorm. Auth. Rev., Sch. Dist. Rev. Bond Financing Program
1,500		7.25%, 10/1/28, Ser. C	1,780,575
		New York St. Dorm. Auth. Rev., State Personal Inc. Tax Rev.
2,000		5.00%, 3/15/30, Ser. F	2,085,000

			11,582,123

		Ohio—5.9%
		Buckeye Tobacco Settlement Financing Auth. Rev.,
3,000		6.50%, 6/1/47, Ser. A-2	2,461,920
		Deerfield Twp. Tax Increment Rev.,
750		5.00%, 12/1/25	750,412
		Hamilton Elec. Sys. Rev.
1,000		4.60%, 10/15/20, Ser. A, AGM	1,059,720
		Ohio St. Air Quality Dev. Auth. Rev.,
750		5.70%, 2/1/14, Ser. A	811,350
		Ohio St. Wtr. Dev. Auth. Rev.,
2,445		5.50%, 6/1/20, Ser. B, AGM	2,950,577

			8,033,979

		Pennsylvania—3.8%
		Delaware Cnty. Auth. Rev.,
2,000		5.00%, 6/1/21, Ser. A, RAD	2,024,980
		East Stroudsburg Area Sch. Dist., Gen. Oblig.
1,000		7.75%, 9/1/27, Ser. A, FGIC / NRE	1,215,010
		Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
1,000		4.625%, 12/1/18, Ser. F, AMBAC	872,530
		Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
1,020		5.00%, 12/1/23, Ser. A-2, AGT	1,109,158

			5,221,678

		Puerto Rico—0.7%
		Puerto Rico Elec. Pwr. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. PP, FGIC / NRE	1,016,090

		South Carolina—1.3%
		Spartanburg Waterworks Rev.,
1,500	(b)	5.25%, 6/1/28 Prerefunded 6/1/14 @ $100	1,721,790

		Tennessee—1.8%
		Tennessee Energy Acquisition Corp. Rev., Ser. A,
1,500		5.25%, 9/1/20	1,488,090
1,000		5.25%, 9/1/21	987,330

			2,475,420

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Texas—18.3%
		Alliance Airport Auth. Inc. Rev.,
$1,000		4.85%, 4/1/21	$987,460
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
2,500		5.00%, 5/1/25, NRE	2,501,225
		Coastal Wtr. Auth. Contract Rev.,
4,000		5.00%, 12/15/25, AGM	4,003,400
		Dallas Area Rapid Transit Rev.,
1,000		5.25%, 12/1/48	1,046,940
		Dallas Gen. Oblig.
2,000		4.50%, 2/15/23	2,031,140
		El Paso Wtr. & Swr. Rev.,
1,555		5.50%, 3/1/12, Ser. A, AGM	1,685,666
		Everman Indep. Sch. Dist. Gen. Oblig.,
1,000		5.00%, 2/15/36, PSF	1,050,380
		Harris Cnty. Gen. Oblig.,
1,650		7.00%, 8/15/10, Ser. A	1,681,944
		Houston Wtr. & Swr. Sys. Rev.,
1,500	(b)	5.25%, 12/1/23, Ser. B Prerefunded 12/1/10 @ $100	1,542,900
		Klein Indep. Sch. Dist. Gen. Oblig.,
1,000		5.00%, 8/1/38, Ser. A, PSF	1,055,250
		Lower Colorado River Auth. Rev.,
2,000		5.00%, 5/15/31, AGM	2,010,640
		McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
2,000		6.625%, 6/1/35	2,184,980
		Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
1,975		5.50%, 2/1/33, PSF	2,138,945
		Spring Branch Indep. Sch. Dist. Gen. Oblig.,
1,000		5.25%, 2/1/38, PSF	1,063,530

			24,984,400

		Virginia—4.4%
		Virginia College Bldg. Auth. Rev.,
2,000		5.00%, 2/1/23, Ser. E-1	2,315,080
		Virginia St. Hsg. Dev. Auth. Rev.,
1,500		4.55%, 1/1/24	1,471,770
		Virginia St. Pub. Bldg. Auth. Rev.,
2,050		5.00%, 8/1/29, Ser. B	2,226,936

			6,013,786

		Washington—2.2%
		Energy Northwest Wind Proj. Rev.,
500		4.75%, 7/1/21, NRE	513,470
		King Cnty. Swr. Rev.,
2,500		5.00%, 1/1/31, FGIC / NRE	2,536,200

			3,049,670

		West Virginia—1.0%
		Monongalia Cnty. Building Commission Hospital Rev.
1,500		5.00%, 7/1/30, Ser. A	1,430,250

Principal Amount (000)	Description (a)	Value (Note 1)
	Wisconsin—3.1%
	Wisconsin St. Gen. Rev.,
$2,000	6.00%, 5/1/33, Ser. A	$2,229,460
	Wisconsin St. Health & Edl. Facs. Auth. Rev.,
2,000	6.50%, 4/15/33	2,047,300

		4,276,760

	Wyoming—3.3%
	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
4,000	5.75%, 10/1/20	4,547,600

	Total long-term investments (cost $186,107,154)	196,886,422

Shares
	SHORT-TERM INVESTMENT—1.2%
1,678,257	State Street Institutional Tax-Free Money Market Fund (cost $1,678,257)	1,678,257

	Total Investments—145.4% (cost $187,785,411)	198,564,679
	Other assets in excess of liabilities—2.2%	2,963,869
	Liquidation value of Remarketed Preferred Stock—(47.6%)	(65,000,000)

	Net Assets Applicable to Common Stock—100.0%	$136,528,548

	Net asset value per share of common stock ($136,528,485/8,507,456)	$16.05

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation.

AGM—Assured Guaranty Municipal Corporation.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation.

FGIC—Financial Guaranty Insurance Company.

FHA—Federal Housing Authority.

NRE—National Public Finance Guarantee Corporation.

PSF—Texas Permanent School Fund.

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A to qualified institutional buyers. At April 30, 2010, these securities amounted to a value of $1,354,850 or 1.0% of net assets applicable to common stock.

Notes

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierachy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2010:

Valuations	Level 1	Level 2	Level 3
Description
Assets:
Municipal Bonds	$—	$196,886,422	$—
Money Market Fund	1,678,257		—

Total	$1,678,257	$196,886,422	$—

Summary of Ratings as a Percentage of Long-Term Investments

(Unaudited)

As of April 30, 2010

Rating *	%
AAA	20.6
AA	45.0
A	23.8
BBB	8.2
BB	1.7
B	0.0
CCC	0.7

100.0

*	Prerefunded bonds that are rated AAA by Standard & Poor’s Financial Services, LLC or Aaa by Moody’s Investors Service, Inc. are included in the AAA classification in the above table. Otherwise, ratings are based on the lowest rating of Standard & Poor’s Financial Services, LLC or Moody’s Investors Service, Inc. If not rated by either service, a rating from Fitch Ratings Ltd. is used, if available.

See Notes to Financial Statements.

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Shareholders (Unaudited)

As of April 30, 2010

State	%
California	22.0
Texas	18.3
Georgia	11.5
Massachusetts	9.6
New York	8.5
Florida	8.3
Indiana	8.0
Illinois	7.4
Ohio	5.9
New Jersey	4.8
Virginia	4.4
Pennsylvania	3.8
Michigan	3.3
Wyoming	3.3
Nebraska	3.2
Wisconsin	3.1
District of Columbia	2.7
Nevada	2.6
Washington	2.2
Tennessee	1.8
Connecticut	1.7
Arizona	1.6
Maryland	1.6
Kentucky	1.4
South Carolina	1.3
West Virginia	1.0
Puerto Rico	0.7
Idaho	0.2
Short-Term Investment	1.2

145.4
Other assets in excess of liabilities	2.2
Liquidation value of remarketed preferred stock	(47.6)

100.0%

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2010

(Unaudited)

Assets

Investments, at value (cost $187,785,411)	$198,564,679

Interest receivable	3,103,926

Other assets	2,369

Total assets	201,670,974

Liabilities

Investment advisory fee payable (Note 2)	82,358

Administrative fee payable (Note 2)	16,694

Dividends payable to preferred shareholders	481

Accrued expenses	42,893

Total liabilities	142,426

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	65,000,000

Net Assets Applicable to Common Stock	$136,528,548

Capital

Common stock, $.01 par value; 599,998,700 shares authorized, 8,507,456 issued and outstanding (Note 5)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	4,934,068

Accumulated net realized gain on investment transactions	289,695

Net unrealized appreciation on investments	10,779,268

Net assets applicable to common stock	$136,528,548

Net assets applicable to common stock ($136,528,548 / 8,507,456 shares of common stock issued and outstanding)	$16.05

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Six Months Ended April 30, 2010

(Unaudited)

Investment Income

Interest income	$4,904,720

Expenses

Investment advisory fees (Note 2)	497,237

Administrative fees (Note 2)	100,822

Directors’ fees and expenses	66,770

Remarketing fees	62,012

Professional fees	53,870

Custodian fees and expenses	26,161

Reports to shareholders	19,558

Transfer agent fees and expenses	12,275

Registration fees	11,777

Other	9,038

Total expenses	859,520

Net investment income	4,045,200

Realized and Unrealized Gain/(Loss) on Investments

Net realized gain on investment transactions	438,187

Net change in unrealized appreciation on investments	1,516,243

Net realized and unrealized gain on investments	1,954,430

Dividends and Distributions on Remarketed Preferred Stock From:

Net investment income	(59,011)

Net Increase in Net Assets Resulting from Operations	$5,940,619

DTF TAX-FREE INCOME INC.

Statements of Changes

In Net Assets

	Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009

Operations

Net investment income	$4,045,200	$8,323,712

Net realized gain on investment transactions	438,187	188,204

Net change in unrealized appreciation on investments	1,516,243	12,450,452

Dividends and distributions on remarketed preferred stock from net investment income	(59,011)	(318,939)

Net increase in net assets resulting from operations	5,940,619	20,643,429

Dividends and distributions on common stock from net investment income	(3,367,872)	(5,444,772)

Total dividends and distributions on common stock	(3,367,872)	(5,444,772)

Total increase in net assets	2,572,747	15,198,657

Net Assets Applicable to Common Stock

Beginning of period	133,955,801	118,757,144

End of period(a)	$136,528,548	$133,955,801

(a) includes undistributed net investment income of	$4,934,068	$4,315,751

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

	Six Months Ended April 30, 2010 (Unaudited)		For the Year Ended October 31,
PER SHARE OPERATING PERFORMANCE			2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.75		$13.96	$15.88	$16.37	$16.32	$17.14

Net investment income(1)	0.48		0.98	0.97	0.95	0.95	0.94
Net realized and unrealized gain/(loss) on investment transactions	0.23		1.49	(2.05)	(0.49)	0.14	(0.63)
Dividends and distributions on remarketed preferred stock from:
Net investment income	(0.01)		(0.04)	(0.24)	(0.29)	(0.26)	(0.16)
Net realized gains	—		—	—	—	—	(0.01)

Net increase/(decrease) from investment operations	0.70		2.43	(1.32)	0.17	0.83	0.14

Dividends and distributions on common stock from:
Net investment income	(0.40)		(0.64)	(0.60)	(0.66)	(0.78)	(0.85)
Net realized gains	—		—	—	—	—	(0.11)

Total dividends and distributions on common stock	(0.40)		(0.64)	(0.60)	(0.66)	(0.78)	(0.96)

Net asset value, end of period	$16.05		$15.75	$13.96	$15.88	$16.37	$16.32

Per share market value, end of period	$15.09		$14.10	$11.25	$13.97	$15.01	$14.74

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	9.92%		31.62%	(15.78)%	(2.69)%	7.30%	(3.25)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.28	%(4)	1.32%	1.35%	1.42%	1.43%	1.40%
Net investment income	6.03	%(4)	6.52%	6.28%	5.95%	5.88%	5.58%
SUPPLEMENTAL DATA
Portfolio turnover rate	5%		26%	5%	13%	7%	11%
Net assets applicable to common stock, end of period (000)	$136,529		$133,956	$118,757	$135,098	$139,296	$138,837
Asset coverage per share of preferred stock, end of the period	$155,022		$153,043	$141,352	$153,921	$157,151	$156,798
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)

Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.

(3)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividend and distributions on remarketed preferred stock.

(4)	Annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

(Unaudited)

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2010 aggregated $12,398,848 and $9,941,125, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$187,524,788	$12,926,505	$1,886,614	$11,039,891

As of October 31, 2009 the Fund had a capital loss carryforward of $148,492, which expires in 2016.

Note 4. Capital	There are 600 million shares of $0.01 par value stock authorized.

For the six months ended April 30, 2010, and the fiscal year ended October 31, 2009, the Fund did not issue any shares of common stock in connection with the reinvestment of dividends.

Note 5. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 0.110% to 0.286% during the six months ended April 30, 2010.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s RP shares. The RP shares dividend rate was reset to the maximum applicable rate which ranged from 0.110% to 4.005%, between February 14, 2008 and the date of this report. A failed remarketing is not an event of default for the Fund, but it is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Note 6. Subsequent Events

Subsequent to April 30, 2010, dividends declared and paid on preferred stock totaled $24,635 through June 18, 2010. A dividend of $0.06 per share of common stock was paid on May 28, 2010, to common shareholders of record on May 14, 2010. The board of directors has also declared a dividend of $0.06 per share of common stock to be paid on June 30, 2010, to common shareholders of record on June 15, 2010.

Princeton has elected to terminate its service agreement under the terms of its agreement with the Fund. The Board has approved a successor administrator, J.J.B. Hilliard, W.L. Lyons LLC, to provide administrative services to the Fund. A transition process has commenced to complete this change in administrative service providers and the transition is expected to be completed by August 31, 2010.

Note 7. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Committee with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Committee considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock. The Committee also acknowledged the unprecedented disruption of the credit and capital markets during the past year and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Committee also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Capital Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Committee noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Committee’s analysis, the Adviser furnished the Committee with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged municipal debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged municipal debt funds.

Included in the Adviser’s Form ADV furnished to the Committee was comparative information from the Adviser with respect to the fees it charges to its investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Committee with copies of its financial statements. In reviewing those financial statements, the Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Committee also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On November 5, 2009, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending November 30, 2010. On February 22, 2010, in order to align the Fund’s contract renewal date with the renewal date for the investment advisory agreements of the other two closed-end funds advised by the Adviser, the Committee recommended, and the Board approved, on the same basis as described above, the continuation of the Fund’s investment advisory agreement until April 30, 2011.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby the Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800) 243-4361 ext. 4941 and on the Securities Exchange Commission’s (SEC) website at www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling toll free (800) 243-4361 ext. 4941.

Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairman

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

Princeton Administrators, LLC

800 Scudders Mill Road

Plainsboro, NJ 08536

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206 DTFS

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2010

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	INVESTMENTS.

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 31, 2010) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

3

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	June 30, 2010

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	June 30, 2010

5